EXHIBIT 10.1

AMENDMENT NO. 1 TO RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”) is entered into as of February 4, 2010 by and among Ferro Finance Corporation, an Ohio corporation (“Seller”), Ferro Corporation, an Ohio corporation (“Ferro”), as initial Collection Agent, Wachovia Bank, National Association (“Wachovia” or a “Purchaser” and, together with its successors and assigns, the “Purchasers”), and Wachovia Bank, National Association, in its capacity as Agent for the Purchasers (in such capacity, together with its successors and assigns, the “Agent”), with respect to that certain Receivables Purchase Agreement dated as of June 2, 2009 by and among the parties (the “Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings attributed thereto in the Agreement.

PRELIMINARY STATEMENTS

Seller and the Collection Agent desire to amend the Agreement as hereinafter set forth..

Each Purchaser and the Agent is willing to agree to such amendment, on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the other mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendment. The definition of “Monthly Reporting Date” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety to read as follows:

“Monthly Reporting Date” means the 10th Business Day of each month hereafter.

Section 2. Representations. In order to induce the other parties hereto to consent to this Amendment: (a) Seller hereby makes each of its representations and warranties set forth in Section 5.1 (other than Section 5.1(m)) of the Agreement as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case Seller represents and warrants that such representations and warranties were true and correct in all material respects as of such earlier date, and (b) each of the Seller Parties hereby confirms that, as of the date of this Amendment, no event has occurred and is continuing that constitutes an Amortization Event or a Potential Amortization Event.

Section 3. Condition Precedent. This Amendment shall become effective as of the date first above written upon receipt by the Agent of counterparts hereof, duly executed by each of the parties hereto.

Section 4. Miscellaneous.

4.1. CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO).

4.2. CONSENT TO JURISDICTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE AGREEMENT AS AMENDED HEREBY AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT OR ANY PURCHASER TO BRING PROCEEDINGS AGAINST ANY SELLER PARTY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY SELLER PARTY AGAINST THE AGENT OR ANY PURCHASER OR ANY AFFILIATE OF THE AGENT OR ANY PURCHASER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR THE AGREEMENT AS AMENDED HEREBY SHALL BE BROUGHT ONLY IN A COURT IN THE BOROUGH OF MANHATTAN, NEW YORK.

4.3. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR THE AGREEMENT AS AMENDED HEREBY OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

4.4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

<signature pages follow>

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

FERRO FINANCE CORPORATION, as Seller

By: /s/ Robert Gage
Name: Robert Gage
Title: Assistant Treasurer

FERRO CORPORATION, as Collection Agent

By: /s/ John T. Bingle
Name: John T. Bingle
Title: Treasurer

WACHOVIA BANK, NATIONAL ASSOCIATION,
individually as a Purchaser and as Agent

By: /s/ William P. Rutkowski
Name: William P. Rutkowski
Title: Vice President

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